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                          NUMBER                   SHARES



                         INCORPORATED UNDER THE LAWS OF

                                  THE STATE OF
                                   NEW JERSEY

                                     [LOGO]

                         ALL COMMUNICATIONS CORPORATION
                 100,000,000 SHARES COMMON STOCK, NO PAR VALUE



This Certifies that ____________________________________________ is the owner of
_____________________________________________________________________ fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has cuased this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ____________ day of ____________ A.D. 19__


_____________________________________    _______________________________________
SECRETARY/TREASURER                                                    PRESIDENT


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                           EXPLANATION OF ABBREVIATIONS

The following abbreviations, when used in the inscription of ownership on the face of this certificate, shall be construed as if they were written out in full according to applicable laws of regulations. Abbreviations, in addition to those appearing below, may be used.


JT TEN   As joint tenants with right of survivorship     TEN ENT            As tenants by the entireties
         and not as tenants in common                    UNIF GIFT MIN ACT  Uniform Gifts to Minors Act
TEN COM  As tenants in common                            CUST               Custodian for


For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
________________________________________________________________________________
_______________________________________________ Shares represented by the within
Certificate, and do hereby irrevocably constitute and appoint __________________ ___________________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.


Dated __________________________ 19__
          In presence of

_____________________________________    _______________________________________
    	(Illegible copy here)




                                   CERTIFICATE

                                       FOR

                                     SHARES

                                       OF


                                    Issued to

                                      Dated

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